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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 20, 2000 (except for Note 12 as to which the date is February 1, 2000), with respect to the consolidated financial statements of InsurQuote Systems, Inc. included in the Registration Statement (Form S-1) and related Prospectus of ChannelPoint, Inc. for the registration of its common shares.



Salt Lake City, Utah
March 24, 2000